EXHIBIT 10.4

MEMORANUDM OF UNDERSTANDING AND AMENDMENTS THERETO

MEMORANDUM OF UNDERSTANDING

September 1, 2010

This Memorandum of Understanding (“MOU”), dated September 1, 2010, is by and among the following parties:

•	Titanium Group Limited, a British Virgin Islands corporation (“TTNUF”);

•
Crescent International Ltd. (“Crescent”), Chestnut Ridge Partners, LP (“Chestnut Ridge”) and Whalehaven Capital Fund Limited (“Whalehaven”, each, a “Holder”, and collectively, Crescent, Chestnut Ridge and Whalehaven, the “Holders”);

•	Zili Industrial Ltd. (“ZIL”);

•	Huabao Asia Ltd. (“UAL”); and

•	Dill Dill Carr Stonbraker & Hutchings, P.C. (“Escrow Agent”)

 (except for the Escrow Agent, each individually, a “Party”, and collectively, the “Parties”). The purpose of this MOU is to set forth the general structure of a transaction contemplated by the Parties with respect to the future capitalization and business operations of TTNUF.  This MOU is a binding agreement, enforceable by and against each of the Parties from and after execution hereof by all such Parties.

RECITALS

1.	TTNUF’s authorized capital stock consists of 100,000,000 shares of common stock, US$0.01 par value. As of the date of this MOU, 51,644,399 shares of common stock are issued and outstanding.

2.
On April 3, 2007, TTNUF sold Series A 8% Senior Convertible Debentures (the “Debentures”) in the aggregate principal amount of US$1,450,000 to the Holders.  TTNUF has failed to pay the Debentures, which were due on April 3, 2010, or accrued interest thereon.  The Debentures were originally convertible into shares of TTNUF common stock at a conversion price of US$0.30 per share and are now convertible at a price of US$0.20 per share.

3.	Proceeds from the Debentures were used for the operations of Titanium Technology Limited (“TTL”), TTNUF’s wholly-owned subsidiary.

4.
TTNUF requires new products and services to sell and working capital in order to remain viable.  ZIL has identified a new business that can be acquired by TTNUF and has committed to provide working capital.

5.	The Parties believe that settling with the Holders so that TTNUF can proceed with the acquisition of a new business is in their collective best interest.

6.	This MOU sets forth the basis for an agreement among the Parties.

7.	Time is of the essence to enable this transaction to move forward.

In order to facilitate this MOU, the Parties and the Escrow Agent hereby acknowledge and agree that:

A)
Consolidation of Issued and Outstanding Shares.  Upon execution of this MOU, TTNUF shall take immediate steps to effect a 1-for-10 consolidation of its issued and outstanding shares of common stock (the “Consolidation”), so that after the Consolidation, 5,164,440 shares of common stock will be outstanding.  The Consolidation shall be implemented as soon as possible but in no event later than November 30, 2010.

B)
Holders’ Obligation.  The Holders shall accept a total of 3,500,000 post-Consolidation shares of TTNUF common stock as (i) full and complete payment of the Debentures and all accrued but unpaid interest thereon, and (ii) consideration for a release of any and all claims against TTNUF and the relinquishment of outstanding warrants and any other rights to acquire securities of TTNUF.  These shares shall be issued pro rata in accordance with the principal amount of the Debenture owned by an individual Holder as follows:

Crescent (US$1,000,000 principal) – 2,413,793 shares
Chestnut Ridge (US$200,000 principal) – 482,759 shares
Whalehaven (US$250,000 principal) – 603,448 shares

Each Holder shall execute an acknowledgement of debt satisfaction and release document evidencing this agreement, the form of which is attached to this MOU.  The acknowledgement and release agreements executed by each Holder shall be deposited into escrow with the Escrow Agent at its office located at 455 Sherman Street, Suite 300, Denver, Colorado 80203, no later than 10 business days from the execution of this MOU by all of the Parties (the “Escrow Date”).  The Parties shall send their signed MOUs to the Escrow Agent by fax (303-777-3823) or by email (fmm@dillanddill.com) to the Escrow Agent, who will notify the Parties of the execution of the MOU by all of the Parties, the execution date and the Escrow Date.

C)
ZIL’s Obligation.  ZIL shall deposit US$387,000 within 7 working days after execution of this MOU into escrow with the Escrow Agent, which represents the purchase price of US$387,000 for 38,700,000 post-Consolidation shares of TTNUF common stock.  The Escrow Agent shall notify the Parties when these funds have been received.

D)
UAL’s Obligation.UAL shall deposit satisfactory documentation evidencing its 100% ownership of Kanglv Technology Ltd. (the “Ownership Documentation”) into escrow with the Escrow Agent no later than the Escrow Date.  This Documentation shall clearly evidence control of Kanglv Technology Ltd., shall transfer such ownership to TTNUF, and shall be exchanged for 52,635,560 post-Consolidation shares of TTNUF common stock.

E)	TTNUF’s Obligation. TTNUF shall issue and deposit into escrow with the Escrow Agent 3,500,000 post-Consolidation shares of its common stock to the Holders, 38,700,000 post-

Consolidation shares of its common stock to ZIL, and 52,635,560 post-Consolidation shares of its common stock to UAL in consideration for the performance of the obligations described above in Paragraphs B, C and D above no later than November 30, 2010.

F)
Closing.  As soon as all of the events contemplated in Paragraphs A through E have taken place, the Escrow Agent shall notify all Parties that the conditions for closing have been met and shall release all items from escrow as follows:  (i) the executed acknowledgment of debt satisfaction and release agreements from the Holders shall be released to TTNUF and stock certificates evidencing a total of 3,500,000 post-Consolidation shares of TTNUF common stock shall be released to the Holders, (ii) US$387,000 shall be released to TTNUF (subject to Paragraph H below) and one or more stock certificates evidencing a total of 38,700,000 post-Consolidation shares of TTNUF common stock shall be released to ZIL, and (iii) the Ownership Documentation shall be released to TTNUF and one or more stock certificates evidencing a total of 52,635,560 post-Consolidation shares of TTNUF common stock shall be released to UAL.  The date of release of these items shall be considered the Closing of the transactions.

G)
Non-Performance.  If any Party shall fail to deposit its item in escrow by the Escrow Date or if TTNUF shall fail to effect the Consolidation and deposit stock certificates evidencing the shares (as required by Paragraph E above) by November 30, 2010 (“Non-Performance”), then the Escrow Agent shall return the item to the Party that deposited such item, subject to the provisions of Paragraph H below.

H)
Costs and Expenses of Transactions.  TTNUF shall bear the costs and expenses of the transactions set forth in this MOU, except for the attorneys’ fees of the Holders and any expenses any of the Parties may incur.  The costs and expenses of the transactions set forth in this MOU shall be paid from the funds deposited by ZIL, including the costs and expenses incurred in any spin-off of TTL, consulting fees of Trout Trading, legal fees of Dill Dill Carr Stonbraker & Hutchings, transfer agent fees, and expenses required to keep TTNUF in compliance with the reporting requirements of the United States Securities and Exchange Commission and the British Virgin Islands corporate authorities (the “Transaction Expenses”).  As the Transaction Expenses are not expected to exceed $200,000, the parties agree that the funds in escrow in excess of $200,000 may be used to keep TTNUF and TTL operational, with the determination of the use of these excess funds to be made by the TTNUF board of directors.  TTNUF shall submit a resolution or minutes of the board of directors directing the payment of specific items, accompanied by invoices or other evidence of the amounts owed and to be paid.  After having received these items, the Escrow Agent shall then issue payment within 3 working days.

I)	Additional Agreements. In addition to the foregoing, each of the Parties agrees that:

1)	It will proceed in good faith with the objective of completing the Closing at the earliest possible date.

2)
If TTNUF should proceed to spin-off TTL after the Closing of the transactions, ZIL agrees that the Holders shall have a deemed 20% interest and the “public float” shall have a deemed 5% interest in any distribution of TTL shares.

3)	No assignment of this MOU or of any rights or obligations hereunder may be made by any Party without the prior written consent of the other Parties.

4)	No modification or amendment of this MOU will be effective unless made in writing and duly signed by the Parties, and referring specifically to this MOU.

5)
This Agreement may be executed in one or more counterparts (delivery of which may be made by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.]

AGREED TO AND ACCEPTED by the PARTIES and the Escrow Agent as of the date first set forth above, as evidenced by the signatures affixed below.

TITANIUM GROUP LIMITED	CRESCENT INTERNATIONAL LTD.
By: /s/	By: /s/
Name:	Name:
Email:	Email:

ZILI INDUSTRIAL LTD.	CHESTNUT RIDGE PARTNERS, LP
By: /s/	By: /s/
Name:	Name:
Email:	Email:

HUABAO ASIA LTD.	WHALEHAVEN CAPITAL FUND LIMITED
By: /s/	By: /s/
Name:	Name:
Email:	Email:

DILL DILL CARR STONBRAKER & HUTCHINGS, P.C.
By: /s/
Name:
Email:

DEBT SATISFACTION AND RELEASE AGREEMENT

THIS DEBT SATISFACTION AND RELEASE AGREEMENT (this “Agreement”), made and entered this _____ day of September, 2010, is by and among Titanium Group Limited, a British Virgin Islands corporation (“TTNUF”), Crescent International Ltd. (“Crescent”), Chestnut Ridge Holders, LP (“Chestnut Ridge”) and Whalehaven Capital Fund Limited (“Whalehaven”).  Each of Crescent, Chestnut Ridge and Whalehaven may be referred to herein individually as “Holder” or collectively as “Holders”.

WHEREAS, on April 3, 2007, TTNUF sold Series A 8% Senior Convertible Debentures (the “Debentures”) in the aggregate principal amount of US$1,450,000 to the Holders;

WHEREAS, TTNUF has failed to pay the Debentures, which were due on April 3, 2010, or accrued interest thereon, and the Debentures were originally convertible into shares of TTNUF common stock at a conversion price of US$0.30 per share, and are now convertible at US$0.20 per share;

WHEREAS, TTNUF, the Holders, Zili Industrial Ltd. (“ZIL”), and Huabao Asia Ltd. (“UAL”) are parties to that certain Memorandum of Understanding dated September ___, 2010 (“MOU”), pursuant to which, among other things, TTNUF has agreed to effect a 1-10 consolidation of its issued and outstanding shares (“Consolidation”) and Holders have agreed to accept 3,500,000 post-Consolidation shares of TTNUF common stock as full satisfaction of the Debentures, including any unpaid interest thereon, and as consideration for a release of all claims against TTNUF and relinquishment of outstanding warrants and any other rights to acquire securities of TTNUF.

NOW, THEREFORE, in consideration of the premises, terms and conditions and the mutual covenants herein contained, the receipt and adequacy of which being hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           Issuance of Post-Consolidation Shares.  Subject to the terms and conditions set forth in this Agreement, TTNUF shall issue post-Consolidation shares of TTNUF common stock to the Holders in the following amounts:

Crescent (US$1,000,000 principal) – 2,413,793 shares
Chestnut Ridge (US$200,000 principal) – 482,759 shares
Whalehaven (US$250,000 principal) – 603,448 shares

2.           Holders’ Acceptance of Post-Consolidation Shares.  The Holders hereby accept the post-Consolidation shares of TTNUF common stock issued in Section 1 as (i) full and complete payment of the Debentures and all accrued but unpaid interest thereon, (ii) consideration for a release of any and all claims against TTNUF as set forth in Section 3, and (iii) consideration for the relinquishment of outstanding warrants and any other rights to acquire securities of TTNUF, as set forth in Section 4.

3.           Release.  Each Holder, for itself, its successors and assigns, hereby releases and forever discharges the TTNUF of and from all actions, causes for action, suits, debts, claims, liabilities, obligations and demands of any nature whatsoever which such Holder (or any person claiming by or through or under such Holder) ever had, has or may hereafter have, in law or in equity, against the TTNUF for or by any reason of, or in any way arising out of any cause, matter or thing relating to or arising directly or indirectly by reason of or as a consequence of Holder’s ownership of the Debentures.

4.           Relinquishment of Warrants and Other Rights.  Each Holder hereby relinquishes all outstanding warrants and any other rights to acquire securities of TTNUF.

5.           Condition Precedent.  The obligations of each of the parties hereto are subject to the conditions that (i) TTNUF shall have completed the Consolidation such that after the Consolidation, 5,164,440 shares of common stock will be outstanding, and (ii) the other parties to the MOU shall have performed all of their obligations thereunder.

6.           Entire Agreement.  This Agreement, together with the MOU, constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, agreements and understandings of every and any nature among the parties hereto, other than as set forth in this Agreement, the MOU or any agreement or writing supplied in conjunction herewith, or as may be, on or after the date hereof, set forth in writing and signed by the party to be bound thereby.

7.           Assignment.  No party may assign any of its rights or delegate any of its duties under this Agreement without the consent of the other parties, except that TTNUF may assign any of its rights and delegate any of its duties to an entity controlled by TTNUF or affiliated with TTNUF.

8.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws and judicial decisions of the State of New York.

9.           Headings.  The headings of the sections of this Agreement have been inserted solely for the convenience of reference only for the parties hereto and shall not be deemed to be a part of this Agreement nor shall such be used to construe any of the terms or provisions hereof.

10.           Severability. it one or more of the provisions contained in this Agreement shall be declared to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11.           Counterparts.  This Agreement may be executed (including by facsimile and electronic signature) in one or more counterparts, with the same effect as if the parties had signed the same document.

12.           Signatures.  Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document will have the same effect as physical delivery of the paper document bearing the original signature.

AGREED TO AND ACCEPTED by the PARTIES as of the date first set forth above, as evidenced by the signatures affixed below.

TITANIUM GROUP LIMITED	CRESCENT INTERNATIONAL LTD.
By: /s/	By: /s/
Name:	Name:

CHESTNUT RIDGE PARTNERS, LP	WHALEHAVEN CAPITAL FUND LIMITED
By: /s/	By: /s/
Name:	Name:

FIRST AMENDMENT TO MEMORANDUM OF UNDERSTANDING

THIS FIRST AMENDMENT (“First Amendment”) is made as of this 18th day of November, 2010, by and among  Titanium Group Limited, a British Virgin Islands corporation (“TTNUF”); Crescent International Ltd. (“Crescent”), Chestnut Ridge Partners, LP (“Chestnut Ridge”) and Whalehaven Capital Fund Limited (“Whalehaven”, each, a “Holder”, and collectively, Crescent, Chestnut Ridge and Whalehaven, the “Holders”); Zili Industrial Ltd. (“ZIL”); Huabao Asia Ltd. (“UAL”); and Dill Dill Carr Stonbraker & Hutchings, P.C. (“Escrow Agent”) (except for the Escrow Agent, each individually, a “Party”, and collectively, the “Parties”), and is an amendment to that certain Memorandum of Understanding among the Parties and the Escrow Agent dated effective September 1, 2010 (the “MOU”).

The Parties and the Escrow Agent agree as follows:

1.	The last sentence of Paragraph A of the MOU is hereby amended to state: “The Consolidation shall be implemented as soon as possible but in no event later than December 31, 2010.”

2.	The date referenced in Paragraphs E and G of the MOU shall be December 31, 2010 instead of November 30, 2010.

3.           The defined terms in the MOU shall apply to this First Amendment.

4.           Except as expressly stated herein, the MOU shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties and the Escrow Agent have executed this First Amendment as of the date first stated above.

TITANIUM GROUP LIMITED	CRESCENT INTERNATIONAL LTD.
By: /s/	By: /s/
Name:	Name:
Email:	Email:

ZILI INDUSTRIAL LTD.	CHESTNUT RIDGE PARTNERS, LP
By: /s/	By: /s/
Name:	Name:
Email:	Email:

HUABAO ASIA LTD.	WHALEHAVEN CAPITAL FUND LIMITED
By: /s/	By: /s/
Name:	Name:
Email:	Email:

DILL DILL CARR STONBRAKER & HUTCHINGS, P.C.
By: /s/
Name:
Email:

SECOND AMENDMENT TO MEMORANDUM OF UNDERSTANDING

THIS SECOND AMENDMENT (“Second Amendment”) is made this 18th day of March, 2011, by and among  Titanium Group Limited, a British Virgin Islands corporation (“TTNUF”); Crescent International Ltd. (“Crescent”), Chestnut Ridge Partners, LP (“Chestnut Ridge”) and Whalehaven Capital Fund Limited (“Whalehaven”, each, a “Holder”, and collectively, Crescent, Chestnut Ridge and Whalehaven, the “Holders”); Zili Industrial Ltd. (“ZIL”); Huabao Asia Ltd. (“UAL”); and Dill Dill Carr Stonbraker & Hutchings, P.C. (“Escrow Agent”) (except for the Escrow Agent, each individually, a “Party”, and collectively, the “Parties”), and is an amendment to that certain Memorandum of Understanding among the Parties and the Escrow Agent dated effective September 1, 2010 (the “MOU”).

The Parties and the Escrow Agent agree as follows:

1.	The last sentence of Paragraph A of the MOU is hereby amended to state: “The Consolidation shall be implemented as soon as possible but in no event later than April 30, 2011.”

2.
The following sentence shall be added to Paragraph D of the MOU:  “UAL shall provide audited financial statements of Kanglv Technology Ltd. that will meet filing requirements of the United States Securities and Exchange Commission by April 30, 2011.”

2.	The date referenced in Paragraphs E and G of the MOU shall be April 30, 2011 instead of the November 30, 2010 date referenced in the MOU.

3.           The defined terms in the MOU shall apply to this Second Amendment.

4.           Except as expressly stated herein, the MOU shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties and the Escrow Agent have executed this Second Amendment as of the date first stated above.

TITANIUM GROUP LIMITED	CRESCENT INTERNATIONAL LTD.
By: /s/	By: /s/
Name:	Name:
Email:	Email:

ZILI INDUSTRIAL LTD.	CHESTNUT RIDGE PARTNERS, LP
By: /s/	By: /s/
Name:	Name:
Email:	Email:

HUABAO ASIA LTD.	WHALEHAVEN CAPITAL FUND LIMITED
By: /s/	By: /s/
Name:	Name:
Email:	Email:

DILL DILL CARR STONBRAKER & HUTCHINGS, P.C.
By: /s/
Name:
Email: